Exhibit 32




                                  CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Monte B. Tobin, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mach One Corporation on Form 10-Q for the period ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mach One Corporation.


Date: August 21, 2009                     By:   /s/ Monte B. Tobin
                                                -----------------------
                                                Monte B. Tobin,
                                                Chief Executive Officer

     I, Patrick G. Sheridan, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Mach One Corporation on Form 10-Q for the period ended June 30, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Mach One Corporation.


Date: August 21, 2009                    By:   /s/ Patrick G. Sheridan
                                               -------------------------
                                               Patrick G. Sheridan,
                                               Chief Financial Officer